UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2020

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 Main Street, Suite 900, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 5, 2020, CorVel Corporation granted performance options to (i) its Chief Executive Officer and President, Michael G. Combs, (ii) its Chief Financial Officer, Brandon T. O’Brien, (iii) its Chief Marketing Officer, Diane J. Blaha, (iv) its Chief Information Officer, Maxim Shishin and (v) its Vice President, Accounting, Jennifer L. Yoss, to purchase 15,000 shares, 8,000 shares, 5,000 shares, 10,000 shares and 5,000 shares, respectively, of CorVel’s common stock under and pursuant to the terms of the CorVel Restated Omnibus Incentive Plan (Formerly the Restated 1988 Executive Stock Option Plan). These performance options will vest based on the achievement of certain performance criteria, approved by CorVel’s Board of Directors and Compensation Committee, relating to certain earnings per share targets in calendar years 2021, 2022 and 2023. The exercise price of the options equaled the closing price of CorVel’s common stock as quoted by the Nasdaq Global Select Market on the date of grant.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Option Agreements, which are filed as Exhibits Nos. 10.1 through 10.5 to this Current Report on Form 8-K and are incorporated by reference herein.

CONFIDENTIAL PORTIONS OF THE STOCK OPTION AGREEMENTS HAVE BEEN OMITTED PURSUANT TO REGULATION S-K ITEM 601(b)(10)(iv) OF THE SECURITIES ACT OF 1933, AS AMENDED. CERTAIN CONFIDENTIAL INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBITS BECAUSE IT (i) IS NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO CORVEL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED IN THE EXHIBITS AT THE APPROPRIATE PLACES WITH EMPTY BRACKETS INDICATED BY [                    ].

Item 9.01,	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Stock Option Agreement granted November 5, 2020 by and between CorVel Corporation and Michael G. Combs, providing for performance vesting.

10.2†	Stock Option Agreement granted November 5, 2020 by and between CorVel Corporation and Brandon T. O’Brien, providing for performance vesting.

10.3†	Stock Option Agreement granted November 5, 2020 by and between CorVel Corporation and Diane J. Blaha, providing for performance vesting.

10.4†	Stock Option Agreement granted November 5, 2020 by and between CorVel Corporation and Maxim Shishin, providing for performance vesting.

10.5†	Stock Option Agreement granted November 5, 2020 by and between CorVel Corporation and Jennifer L. Yoss, providing for performance vesting.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

†

Certain confidential information contained in this exhibit has been omitted by means of redacting a portion of the text and replacing it with empty brackets indicated by [             ] pursuant to Regulation S-K Item 601(b)(10)(iv) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from the exhibit because it (i) is not material and (ii) would likely cause competitive harm to CorVel if publicly disclosed. An unredacted copy of the exhibit will be provided on a supplemental basis to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)
Dated: November 12, 2020	/s/ Brandon T. O’Brien
Brandon T. O’Brien,
Chief Financial Officer